Exhibit 99.1



Investor Day

Elevate 2.0 Strategy
March 24, 2022

Forward Looking and Non-GAAP Statements

These slides and the accompanying presentation contain “forward-looking” statements, including statements about management’s expectations regarding trends in the food and air transportation markets, strategic initiatives, acquisition strategies and long-term goals, which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

JBT Corporation’s (the “Company”) most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission, include information concerning risks and uncertainties, including the factors set forth under “Item 1A. Risk Factors”, that may cause actual results to differ from those anticipated by these forward-looking statements. In addition, other factors including the timing of our review of any strategic alternatives for the AeroTech platform; whether we will be able to identify or develop any strategic alternatives; our ability to execute on material aspects of any strategic alternatives; whether we can achieve the potential benefits of any strategic alternatives. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Non-GAAP financial measures are provided to enhance investors’ overall understanding of JBT’s financial performance by eliminating effects of certain items that are not comparable from one period to the next. In addition, this information is used by management as a basis for evaluating performance and for the planning and forecasting of future periods. This information is not intended to be a substitute for, nor should it be considered in isolation of, financial measures prepared in accordance with U.S. GAAP.

2 | ELEVATE 2.0



Investor Day
March 2022

Brian Deck
President & CEO

JBT at a Glance: Leading Global Technology Solutions Provider to the Food & Beverage Industry

FOUNDED 1884

LISTED
JBT (NYSE)
since 2008

MARKET CAP
$3.7 BILLION (1)

EMPLOYEES
6,600

COUNTRIES
25+


2021 Revenue
$0.5B
25%
75%
$1.4B
2021 Segment Adjusted EBITDA (2)
$37M
13%
87%
$258M
FoodTech
AeroTech

Note: Figures may have immaterial differences due to rounding.
(1) As of March 22, 2022.
(2) Non-GAAP figure. Please see appendix for reconciliations.

4 | ELEVATE 2.0

Experienced Management Team with Excellent Track Record



Brian A. Deck*
President and Chief Executive Officer



Carlos Fernandez*
Executive Vice President and President, Diversified Food & Health



Robert Petrie*
Executive Vice President and President, Protein



David C. Burdakin*
Executive Vice President and President, JBT AeroTech



Matthew J. Meister*
Executive Vice President and Chief Financial Officer



Kristina Paschall*
Executive Vice President, Chief Information & Digital Officer



Shelley Bridarolli
Executive Vice President, Human Resources



James L. Marvin
Executive Vice President, General Counsel and Assistant Secretary

*Indicates Investor Day presenter

5 | ELEVATE 2.0

Significant Accomplishments

Grew profitably and generated meaningful cash since 2014

- Grew JBT revenue from $1.0 billion to $1.9 billion, representing 10% CAGR
- Increased JBT adjusted EBITDA (1) margins >300 basis points
- Recurring revenue now represents almost 50% of total FoodTech revenue
- >130% cumulative free cash flow (1) conversion

Continued portfolio diversification in attractive food & beverage market

- Integrated 20 acquisitions (18 FoodTech) with $1.3 billion capital deployed since 2014 with aggregate double-digit ROIC
- Broadened FoodTech end market participation and portfolio offering via NPD and application penetration
- Refreshed AeroTech offering and expand into Automation, Electrification, Defense

Built sustainable business model and high functioning organization

- Successfully implemented JBT Business System and RCI (Lean program)
- Significantly advanced strategic sourcing capabilities
- Established ESG program focused on sustainable solutions for customers, DEI, and governance

Note: Figures may have immaterial differences due to rounding.
(1) Non-GAAP figure. Please see appendix for reconciliations.

6 | ELEVATE 2.0

Introducing the ELEVATE 2.0 Strategy

Digitally Enabled Growth


JBT FoodTech



ELEVATE 2.0





Key Takeaways for Today



1. JBT to explore a pure play FoodTech strategy
2. Broad participation across attractive and resilient food & beverage markets
3. Compelling macro trends support growth
4. Innovative and market leading technologies and application knowledge
5. Elevate 2.0 is a compelling strategy enabled by digital transformation
6. Growth company with demonstrated track record of high value capital deployment
7. Strong balance sheet and cash flow to support growth targets

8 | ELEVATE 2.0

Exploring a Pure Play FoodTech Strategy

- We are excited to share with you today our vision to become a pure play food and beverage technology solutions provider
- Elevate 2.0 reflects our opportunity to grow FoodTech organically and inorganically and build the most compelling portfolio of solutions for our customers
- We are exploring strategic alternatives for AeroTech
- AeroTech is a leader in its markets and is poised for strong recovery; the business will benefit from a focused strategy to serve the global aviation market, deploying capital to accelerate growth
- We are considering a full range of strategic alternatives for AeroTech to identify the most value opportunity for shareholders
- We expect to complete our strategic assessment in the first half of 2023; meanwhile, we see significant potential as AeroTech earnings improve with the market recovery

JBT 9 | ELEVATE 2.0

Financial Framework Through 2025



REVENUE CAGR (1) 7 – 9%	2025 ADJ. EBITDA MARGIN (1) 17%+	FCF CONVERSION >100%	M&A FOCUS	ROIC 15%+
FoodTech (1) 7 – 9%	FoodTech (1) 21%+	Free cash flow conversion to net income	Demonstrated success & capacity to succeed	Targeting 15%+ excluding M&A in 2025
AeroTech 8 – 10%	AeroTech 14%+	Disciplined working capital management	Disciplined approach for food consolidation	Executive compensation currently tied to ROIC
	Corporate expense ~2.3% of sales	Low CAPEX intensity		M&A target of double-digit cash ROIC in year three and year four/five for larger deals

(1) Excludes any impact from potential M&A activity.

JBT 10 | ELEVATE 2.0



FoodTech

Exploring A Pure Play Strategy

Leading Technology Solutions Provider to High-value Segments of the Market

FARM TO FORK VALUE CHAIN

Farm/Ranch → Global Food & Beverage Producers → Distribution → (Full-Service Dining; QSR / Fast Casual; Retail / Grocery; Institutional) → Consumer

Upstream to consumer decision…allows for more economic resiliency

JBT





DELIVERING INNOVATIVE SOLUTIONS WE BELIEVE OFFER BEST-IN-CLASS YIELD AND PRODUCTIVITY, WITH A GOAL OF MAXIMIZING CUSTOMER PROFITABILITY

JBT 12 | ELEVATE 2.0

Diversification and Broad Participation in the Food & Beverage Markets is a Strong Differentiator

Addressing Attractive End Markets



Poultry, Red Meat & Seafood 39%
Beverages, Juices Dairy & Alternatives 17%
Ready Meals, Convenience & Specialty Foods 13%
Warehouse Automation & Other Categories 11%
Fruit & Vegetables 9%
Pet & Companion Animal Foods 5%
Plant-based & Meat Alternatives 3%
Pharmaceuticals & Nutraceuticals 3%

% 2021 Orders by End Market

JBT 13 | ELEVATE 2.0

Broad Set of Innovative Solutions and Process Knowledge to Meet Evolving Customer Demands

Selected Product Solutions



Fresh Cut Fruit & Vegetable Processing
Tray Sealing & End of Line Packaging Systems
Filling & Closing Solutions
Preservation Solutions
Powder & Liquid Processing
Automated Guided Vehicles (AGV)
Primary Cutting & Skinning
Water Re-use & Anti-Microbial Delivery Systems
Portioning, Slicing, Injection & Maceration
Coating, Frying, Cooking
Freezing & Cooling
X-Ray, Inspection & Detection

JBT 14 | ELEVATE 2.0

Increasingly Global Customer Base Drives Need for Global Suppliers for Support



North America 55%
EMEA 26%
Asia Pacific 13%
South America 6%

Note: 2021 FoodTech global sales. Figures may have immaterial differences due to rounding.

JBT 15 | ELEVATE 2.0

Compelling Trends in Food & Beverage Support JBT Growth

MARKET & COMMERCIAL DRIVERS



PROTEIN CONSUMPTION REMAINS STRONG
~14% growth
Estimated growth of global meat consumption 2020 through 2030 (1)

CONTINUED NEED FOR FOOD SAFETY
~$15.6 billion
Approximate annual U.S. cost from foodborne illnesses (2)

LABOR CONSTRAINTS ADVANCING AUTOMATION
~2.1 million
Estimate of unfilled U.S. manufacturing jobs by 2030 (3)

PUSH TO REDUCE GLOBAL FOOD WASTE
~1.3 billion tons
Amount of global food produced for consumption & wasted each year (~33% wasted) (4)

CHANGING CONSUMER PREFERENCES
~43% growth
U.S. increase in plant-based food dollar sales from 2018 – 2020 (grew 2.5x faster than total food sales) (5)

(1) OECD – FAO Agricultural Outlook 2021 – 2030.
(2) U.S. Center for Disease Control (CDC).
(3) *Deloitte Creating Pathways for Tomorrow's Workforce report from May 2021.*
(4) Food and Agriculture Organization of United Nations.
(5) Good Food Institute.

JBT 16 | ELEVATE 2.0

Critical Need for Automation Solutions Drives JBT Growth

DRIVERS OF INCREASED NEED FOR AUTOMATION

- Manufacturing is facing acute labor shortages– job openings near all-time-highs at more than 800,000 (1)
- Food manufacturing further hampered by ~15% lower compensation rates and harsher work environments vs. traditional manufacturing (2)
- Reduction in engineering staff places higher reliance on full-line solutions/support
- Supply chain challenges enhance need for efficiency

> *"COVID-19 absenteeism exacerbating problems at a time where increased capacity is needed to meet manufacturing demand"*
> – WSJ January 2022

> *"Wage inflation has historically served as a catalyst for companies to invest in productivity-enhancing initiatives"*
> – Bank of America Research January 2022



(1) Deloitte 2022 manufacturing industry outlook report.
(2) U.S. Bureau of Labor occupational employment and wages, May 2020.

JBT 17 | ELEVATE 2.0

JBT Offering Enables Resilient Secular Growth

Customer Equipment Need (1)


High Automation
Expansion/Replacement

~40% Higher labor automation combined with core technology for yield, capacity, safety, etc.

~60% Increase throughput, yield, food safety, shelf life, with modest incremental labor automation benefits

(1) Management estimates based on FoodTech 2021 equipment orders.

JBT 18 | ELEVATE 2.0

JBT Benefits by Supporting Customers' Sustainability Goals

Sustainability an Increasingly Important Purchase Criteria

- **63%** Consumers who say sustainability is an important purchase criteria when it comes to fast moving consumer goods (1)
- **41%** Share of Americans who are very interested in sustainable meats (2)
- **34%** Consumers who are willing to pay a premium for sustainable products (1)
- JBT Digitalization will provide customers better visibility on their sustainability data

JBT Support Levers

- Food Waste
- Water / Energy Consumption
- Packaging Waste
- Development of Sustainable Foods

(1) Simon-Kucher & Partners, Strategy & Marketing Consultants (October 2021).
(2) Spring 2021 MSU Food Literacy and Engagement Poll.

JBT 19 | ELEVATE 2.0

Why Customers Choose JBT

- Broad application knowledge and food domain expertise
- Food safety experts
- Innovative solutions that solve problems – labor automation, yield, throughput, sustainability, uptime
- Global service and support with ability to scale and grow with customers and maintain uptime
- Full line offerings and connected solutions - "we are with you right down the line"



JBT 20 | ELEVATE 2.0

Strong Momentum on Orders and Large Backlog



Orders last 2 Years ($ million)
+29%
FY2021 vs 2020
$316
$263
$310
$364
$386
$398
$382
$455
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21



Backlog last 2 Years ($ million)
+49%
12/31/21 vs 12/31/20
$395
$360
$377
$427
$489
$532
$545
$635
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21

JBT Note: Figures may have immaterial differences due to rounding.
21 | ELEVATE 2.0

Demonstrated Resiliency Through the Cycle with Recurring Revenue Model Leveraging Large Global Installed Base



FoodTech Recurring Revenue ($ million)
$486
$518
$587
$611
$662
2017
2018
2019
2020
2021
Parts & Consumables $385M
Rebuild $100M
Leases $91M
Service $86M
Recurring Revenue %
41.5%
38.1% (1)
44.1%
49.5%
47.2%

Recurring Revenue Driven by Sales and Service Network

- ~450 Field Service technicians globally support equipment and leases
- Cross-training for increased regional support and utilization
- Increased bundling of ProCARE contracts with equipment sales – developing more parts kits vs. single-part sales
- Generating new opportunities through increased focus on outbound aftermarket sales
- Over 40,000 global install base of machinery

Note: Figures may have immaterial differences due to rounding.
(1) 2018 revenue was positively impacted by the adoption of ASC 606 revenue recognition policy, impacting total revenue by approximately $114 million.

22 | ELEVATE 2.0

Elevate 2.0 Strategy Overview – Leverage Our Broad Position



1 ORGANIC GROWTH
2 DIGITAL TRANSFORMATION
3 IMPROVE MARGINS
4 ACQUISITIONS
JBT

1 Organic Growth
- New product development
- End market penetration
- Cross-selling opportunities
- Continued penetration into attractive geographies

2 Digital Transformation
- Roll out digital offering
- Enable growth in aftermarket, new equipment, and new recurring revenue streams

3 Margin Enhancement
- Direct material savings
- Strategic sourcing
- Relentless continuous improvement

4 Acquisitions
- Deploy capital to both accretive "bolt-on" and larger M&A
- Disciplined strategic M&A program to generate double-digit ROIC

23 | ELEVATE 2.0

Organic Growth that Focuses on Customer Outcomes



- Penetrate Adjacent End Markets
- New Product Development
- Cross-selling Throughput Portfolio
- Invest in Developing Geographies
- Leveraging Digital Offering

Selected Examples of Recent Product Launches

LAST 24 MONTHS

	Food Safety	Yield	Speed/ Throughout	Automation	Sustainability
FlexScan X-Ray	✓	✓		✓	
Robotic Harvester	✓	✓	✓	✓	
Vertical 3D Cutting		✓	✓	✓	
Next Gen AGV and Dual-Mode Vehicles			✓	✓	
Northfield CleanFreeze	✓	✓	✓		✓
NeoCAT Chiller	✓	✓	✓		
M Boss Anti-Microbial Dispenser	✓	✓	✓	✓	✓
Robotic Case Packer			✓	✓	✓
Avure Flexi Bulk		✓	✓	✓	✓
Hi2-FLEX		✓	✓	✓	
CoreTakr FLEX	✓	✓	✓	✓	
Retort Water & Heat Recovery Systems					✓
DSI Mini		✓	✓	✓	
AsepSTIX	✓				✓
Asepctic Linear Viscous Pouch Filler	✓	✓	✓	✓	✓

24 | ELEVATE 2.0

JBT's Digital Transformation

We will accelerate JBT's shift toward a digitally enabled, customer-centric solutions company

Necessary investment required to maintain leadership position and meet evolving customer demands

BUSINESS CASE

SUCCESSFUL DIGITAL SOLUTIONS CAN UNLOCK SIGNIFICANT REVENUE AND MARGIN FOR JBT ACROSS THREE KEY LEVERS

MONETIZATION LEVERS

AFTERMARKET
Solutions to monitor & improve equipment maintenance & uptime

EQUIPMENT PULL THROUGH
Solutions to improve machine/JBT overall value proposition

NEW REVENUE STREAMS
Solutions to offer related or adjacent services (e.g., software license)

JBT 25 | ELEVATE 2.0

Continued Margin Enhancement Opportunities

JBT Business System & Relentless Continuous Improvement (Lean)


Strategy Deployment
Kaizen & Lean Tools
Root Problem Solving Process

Continuous Improvement Learning System

Key Elements
- Focused learning at key levels
- Leader & Manager levels serve as the foundational training in Kaizen, daily management and problem-solving coaching

LEARN
PRACTICE
DO

Supply Chain & Strategic Sourcing

Near term focus on continuity of supply and offsetting inflation to support operations

200+bps Medium-term opportunity

- Supply base consolidation
- Make vs buy decisions
- Value engineering/component standardization
- Best cost country

JBT 26 | ELEVATE 2.0

Capital Allocation Framework to Accelerate Growth

1. Capital investments in digital, product innovation, R&D and opex improvements
2. Continue historical dividend, reflective of financial strength and reliability of cash flows
3. Continue to grow through a highly strategic and disciplined M&A approach
4. Share repurchases to offset dilution of incentive compensation


JBT

JBT 27 | ELEVATE 2.0

Continued Growth Through Acquisitions Focused on Building Capabilities

ACQUISITION INTENT

Financial criterium and returns

KEY M&A FOCUS AREAS OF:
Primary, further processing, end of line packaging, and complimentary software, services, and consumables

TARGETS WITH:
Strong intellectual property in key technologies that can be globalized and added to the broader JBT portfolio

ROIC Target:
Double-digit by year three for bolt-ons, year four/five for larger deals

Grow the core and extend into near adjacencies
- A&B Process Systems
- AVURE Technologies
- C.A.T.
- FORMCOOK
- FTNON
- PRIME Equipment Group
- PLF
- Proseal
- SCHRÖDER
- STORK
- TIPPER TIE
- URTASUN
- Wolf-tec
- POLAR Technology

Advance the business model
- AutoCoding Systems
- MARS Food Processing Solutions
- Prevenio
- XVISION

Note: Illustrative selected examples. List not exhaustive or reflective of overlapping strategic categories.

JBT 28 | ELEVATE 2.0

Durable Shareholder Value Creation is Enabled by Talented, Engaged Teams that we Reinvest in

CULTURE


Integrity
Accountability
Relentless Improvement
Teamwork
CUSTOMER FIRST

We are built on mission to help the world make better use of the World's precious resources

- Embrace One JBT culture
- Safety focus – Target Zero
- Embracing multicultural views and backgrounds to support our DEI journey

TALENT



Our culture drives our ability to attract and retain key contributors

- Purpose and flexible working arrangements are critical to attracting and retaining talent
- Focus on internal talent development and growth opportunities
- Leadership series and cultural learning communities

INNOVATION & EXECUTION



Our talent drives our ability to create value

Diversity of talent and employee engagement drive enhanced performance and better outcomes for our customers and shareholders

29 | ELEVATE 2.0

Holistic Business Model to Drive Customer Value

- Leverage existing food domain and application knowledge and engineering
- Core technology to enhance food safety, yield, throughput, shelf life, automation, sustainability
- Evolving Customer Care philosophy to an intimate engagement approach driven by Digital Infrastructure

30 | ELEVATE 2.0



Investor Day
March 2022

Carlos Fernandez
Executive Vice President and President, Diversified Food & Health

Robert Petrie
Executive Vice President and President, Protein

JBT FoodTech at a Glance

Revenue ($ million)


$635
$725
$928
$1,172
$1,361 (1)
$1,329
$1,235
$1,400
2014
2015
2016
2017
2018
2019
2020
2021

	2014	2015	2016	2017	2018	2019	2020	2021
Revenue CAGR		14.2%	20.9%	22.7%	21.0%	15.9%	11.7%	12.0%
Adj. EBITDA (2) Margin %	15.0%	15.3%	15.9%	16.3%	16.6%	19.3%	19.1%	18.4%

A Growth Story

- Resilient organic growth engine through cycle…
- …driving large global installed base of equipment
- …followed by an attractive mix of profitable recurring revenue...
- …further enhanced by 18 M&A deals since 2014 with runway for further consolidation.

Note: Figures may have immaterial differences due to rounding.
(1) 2018 revenue was positively impacted by the adoption of ASC 606 revenue recognition policy, impacting revenue by approximately $114 million and adjusted EBITDA by approximately $24 million.
(2) Non-GAAP figure. Please see appendix for reconciliations.

32 | ELEVATE 2.0

Diversified Food & Health Overview



LEADING SUPPLIER
Processing Equipment and Packaging Solutions



33 | ELEVATE 2.0

Broad Participation in Attractive Food & Beverage End Markets Supported by Strong Secular Growth Trends

- Plant-based Meat and Beverage Alternatives
- Ready Meals, Salads & Specialty Foods
- Soups, Sauces & Condiments
- Pet & Companion Animal Foods
- Juices, Beverages Dairy & Alternatives
- Pharmaceuticals & Nutraceuticals


Estimated Total Available Market (1)
$20B
$12B
Original Equipment
$8B
After Market

(1) Proprietary market study.

34 | ELEVATE 2.0

Broad Portfolio of Innovative Equipment Solutions



PROCESSING

- Juice extraction and processing
- Aseptic and secondary processing solutions
- Controls, automation and clean-in-place



FILLING & PRESERVATION

- Filling and closing
- Powder processing solutions
- Retorts, rotary & hydrostatic preservation
- Tuna processing



FRESH

- Fresh fruit & vegetable processing
- High pressure processing
- Fresh produce consumables



PACKAGING

- Tray sealing
- Packaging line software, label inspection & verification
- End of line packing solutions

35 | ELEVATE 2.0

FoodTech's DF&H Solutions Deliver Value for Our Customers

FoodTech's Diversified Food & Health solutions focus on the success of our customers by ensuring we deliver:

- Application knowledge, process expertise and system design
- Food safety, shelf life and cost per unit
- Uptime, quality and yield
- Global service, sales and technology centers
- New business models and customer-centric culture

36 | ELEVATE 2.0

Food Domain Experts with Best-in-class Application Engineering and End-to-end Solutions

ORIGINAL EQUIPMENT							AFTER MARKET			
Customer Inquiry	Identify & Design Solution	RFP/ Quote	Design & Develop Specs	Win Order	Build Out	Deliver & Install Commission	Service	Part Sales	Refurbishment	Replacement

3-6 MONTHS → 3-9 MONTHS → 8-20 YEARS →

2-4X LIFETIME VALUE
OF ORIGINAL EQUIPMENT PURCHASE

- Engineered solutions providing food safety, automation, yield, and throughput benefits
- Customer engagement throughout the entire life cycle of the products
- Broad and diverse application knowledge allows for cross-sell opportunities across the FoodTech portfolio
- Digital solutions allow for life cycle partnerships generating recurring aftermarket parts and services franchise

BY OUR CUSTOMER'S SIDE THROUGHOUT THE EQUIPMENT LIFE CYCLE

JBT 37 | ELEVATE 2.0

DF&H Research and Development key to Continued Growth

MARKET TRENDS

Clean Labels | Flexitarian (plant-based) alternatives | Organic | Pet Food

Increased Options
- Flavors and nutritional value
- Alternative protein foods & beverages
- Focus on sustainability
- Convenience

TECHNOLOGY ADVANCMENTS THAT ADDRESS TRENDS

Market Solutions
- Uncompromised food & operator safety
- Increasingly automated lines
- Sustainability in production and packaging
- Utility reductions, efficiency improvements

JBT 38 | ELEVATE 2.0

Expanding Solutions Through M&A and R&D

Proseal

Acquired in 2019
Automatic Filling, sealing and gas flushing multi component salad bowls

AutoCoding Systems

Acquired in 2021
Providing software and hardware solutions for the automated set-up and control of complete packaging lines


Film Verification
Print Checking
Weight Checking
End of Line Verification
ACS equipment can work along side the CP3 case packer and check pallet information

CASE PACKER

Developed in 2021
Reducing manual labor by automatically packing cases



Sustainable | Automation | Cost Savings | Improved Quality | Higher Yields

JBT 39 | ELEVATE 2.0

Sustainability is in our DNA

Water, Steam and Utility Optimization
- Equipment efficiency & increased run times
- New technologies

Food Waste Reductions
- Increasing shelf-life
- Maximizing use/yield of food and ingredient inputs

Non-food Waste Reduction
- Increase use of recyclable and biodegradable packaging
- Efficient use of oils and other consumables

Innovative Research & Development
- New technologies for blending plant-based ingredients
- Developing cell-based meats and seafood technology


Making better use of the world's precious resources by providing solutions that sustainably enhance our customers' success.

What the world needs and what our customers want

JBT 40 | ELEVATE 2.0

Revolutionary Technology in Cell Based Food Production

Cell-based Meat Production

- New technologies that are revolutionizing the food industry, by cultivating meat using cells from animals.
- Sustainable and reliable meat production

JBT's Expertise and Trust in the Industry

- Process knowledge - nourish, cultivate, harvest cellular production
- Expert engineering and fabrication
- Pharmaceutical-grade for new food applications
- JBT Protein Division brings downstream application support



From Engineering to Expert Fabrication, JBT is the Leader

41 | ELEVATE 2.0

Plant-Based Beverage Process


INGREDIENTS, PASTE, CONCENTRATE, POWDER
WATER
High Sheer Vacuum System
Homogenization and preheat treatment
FINAL FORMULA BATCH ADJUSTMENT
Recirculation & Preparation Batch Tanks
Standard Basic Sterideal® UHT
A Tank Steritank®
JBT AsepTech® Filler and JBT AsepFlex™ - Linear Pouch Filler
Filling and Closing
Preservation

Process Knowledge & Application Engineering Expertise and Proven Technologies

42 | ELEVATE 2.0

High Pressure Processing (HPP) – FlexiBulk

Customer Needs

- High Pressure Processing (HPP) for both individual and bulk packaging
- Ability to simultaneously fill different types of containers
- Option to use sustainable glass packaging

HPP IS A POST-PACKAGE PRESERVATION PROCESS THAT USES COLD WATER P.S.I TO PRESERVE FOOD INSTEAD OF HEAT OR CHEMICALS

Solution

- New option uses conventional aseptic bulk bag technology adapted for HPP. After HPP the food product may be filled into any container, including cans and bottles
- Filling and emptying is outside the HPP press; FlexiBulk will fill bags in baskets while other bags are being pressed and unfilled
- Fastest and most efficient bulk HPP machine

Sustainable Packaging	Extend Shelf Life	Cost Savings	Improved Quality	Higher Yields
✓	✓	✓	✓	✓

PATENT PENDING FILL HEAD REDUCES LABOR

USES COMMERCIALLY AVAILABLE ASEPTIC BAGS


FlexiBulk
FlexiBulk

43 | ELEVATE 2.0

Protein Overview

LEADING SUPPLIER
Protein Processing Equipment
from Raw to Cooked & Frozen





44 | ELEVATE 2.0

Broad Participation in Attractive Food End Markets Supported by Strong Secular Growth Trends

- Poultry
  Red Meat
  Fish & Seafood
- Ready Meals & Prepared Foods
- Fruit
  Vegetables
- Plant-based Meat Alternatives
- Bakery
- Pet & Companion Animal Foods



Estimated Total Available Market (1)
~$20B
~$11B
Original Equipment
~$9B
After Market

(1) Proprietary market study.

JBT 45 | ELEVATE 2.0

Protein Products Provide Critical Solutions

PRIMARY Processing

Chilling & Antimicrobial

Cut-Up / De-boning

Skinning

Water Re-Use


SECONDARY Processing

Portioning

Slicing & Trimming

Inspection

Injection

Massaging


FURTHER Processing & End of Line

Coating/Frying

Cooking

Freezing

Clipping & Packaging

HPP


JBT 46 | ELEVATE 2.0

FoodTech's Protein Processing Solutions Deliver Value for our Customers

FoodTech's protein solutions focus on the success of our customers by ensuring our equipment delivers:

- Highest portioning yields available
- Significantly minimized labor
- More throughput
- Food safety
- Great tasting food
- Seamless integration
- Advanced technology that reduces maintenance while improving uptime and reliability

JBT 47 | ELEVATE 2.0

Protein Research and Development key to Continued Growth

MARKET OUTCOMES/TRENDS

Food Safety | Flexitarian (plant-based) alternatives | Labor Availability | Sustainability

- Food safety
- Diet shifts; flexitarian, free-from, low fat, organic
- Sustainability
- Animal welfare
- Convenience foods
- Lack of labor

TECHNOLOGY NEEDS TO ADDRESS OUTCOMES/TRENDS

- Increasingly automated machines
- Auto-CIP & water re-use
- Foreign object detection
- Sustainable packaging solutions
- High Pressure Processing
- Hygienic designs

JBT 48 | ELEVATE 2.0

Rise of Automation in Protein Processing – DSI with Dual Robotic Harvester

Customer Need

- Unavailability of labor
- Food safety
- Higher yields
- Production speed
- Easy maintenance

Solution

- Automation eliminates up to 15 positions per day
- Fully wash down and use air to move product (no gripper)
- Optimized scan/cut software leads to higher yields
- Air picker - harvests up to 220 portions per minute
- ProCare contract

Automation
- ✓ Improved Quality
- ✓ Higher Yields
- ✓ Extend Shelf Life
- ✓ Cost Savings
- ✓


DSI
JBT® DSI™
888 Portioning System
JBT® DSI™
Dual Robotic
Harvesting System

JBT 49 | ELEVATE 2.0

Innovative Solutions for Whole Bird Chilling

Prevenio



Anti-microbial delivery & Auto-CIP

\+

C.A.T.



Whole bird chiller

\+

PRIME EQUIPMENT GROUP

Simple Solutions for Poultry Processing



Water re-use

Integrated technology combined with M-BOS automation to deliver:

- Highest output & floor space in industry
- Reduction in chemical usage up to 20%
- Water use reduction up to 20%
- Yield increases up to 2%
- Improved food safety
- Lower energy consumption
- Elimination of labor & human error

"Industry first" fully automated whole bird water chilling process

- ✓ Improved Sustainable Process
- ✓ Cost Savings
- ✓ Improved Quality
- ✓ Improved Food Safety

JBT 50 | ELEVATE 2.0

Food & Beverage Freezer Warehouse Automation

Rising Need for Automation in Cold Storage

- Consumption of frozen or prepared meals driving the need for cold storage capacity at the last-mile stage of food distribution
- Rising need for automation technology that can operate in harsh, low temperature environments in an increasingly challenging labor environment

Solution: JBT Freezer Warehouse AGV

- JBT's Freezer Warehouse Automated Guided Vehicle (AGV) extends our participation further downstream in the food & beverage value chain
- The AGV operates in harsh temperature environments moving the finished product into the freezer warehouse, enabling more efficient operation of the food warehouse
- Provides a safer work environment, reduces labor costs, and improves materials flow and operations for our customers

- ✓ Labor Reduction
- ✓ Sustainability
- ✓ Safety
- ✓ Traceability
- ✓ Operating Efficiencies



JBT 51 | ELEVATE 2.0

Relentless Continuous Improvement Margin Levers

CURRENT MARGIN PRESSURES

- Parts & commodity inflation
- Increased lead times
- Increased absenteeism
- Component availability
- Labor availability
- Freight costs

FOCUS AREAS / MARGIN LEVERS

- Pricing
- Direct material savings
- JBT Business System
- LEAN / RCI deployment
- Inventory investments
- Flexible working policies

JBT 52 | ELEVATE 2.0

FoodTech Growth Strategy

ELEVATE 2.0



1. Innovative new product development for automation, sustainability and food safety
2. Digital tools to support customers and enhance JBT recurring revenues
3. New outcome-based business models to increase customer intimacy and ease of doing business
4. Expand into near adjacent segments with new product development and M&A
5. Margin improvement via RCI, sourcing and value engineering
6. Cash flow and balance sheet management to allow reinvestment

JBT 53 | ELEVATE 2.0

JBT®

Investor Day
March 2022



Kristina Paschall
Executive Vice President,
Chief Information and Digital Officer

Vision | Become the Preferred Digitally Enabled Solutions Partner for our Customers Throughout the Lifecycle of their Machines

We are becoming a digitally enabled solutions partner for our customers…

We are investing to provide customers:

- Better machine insights
- Improved access to inventory
- Best-in-class service

…Enabling a virtuous cycle of value creation and revenue growth


Create more value for customers
Generate higher JBT recurring revenue
Invest in our tools and capabilities

We are enabling better performance and value creation for our customers

JBT 55 | ELEVATE 2.0

Transformation from Equipment Supplier to Digitally Enabled Solutions Provider

Customer research highlights pain points only addressed by digital capability and improved service to customer

Current Advantage		Incremental Value
Machine and parts business	→	Lifecycle relationships
Core technology-driven innovation	→	System-wide performance
Product focus	→	Solutions focus
Processing and application knowledge	→	Outcome driven

JBT 56 | ELEVATE 2.0

2 57 Continue IoT development: IoT is a key component that enables collection of important data Continuously improve – discover, build, test, feedback loop to continue Innovate alongside customer working together in customer facilities Revitalize service offering Expand digital solution offering to additional customer experiences Yield Safety Quality Uptime Throughput Reduce waste IMPROVE THE EFFICIENCY & RELIABILITY OF THE WORLD’S FOOD SUPPLY CHAIN = JBT AIMS TO BE THE LEADING ‘SOLUTIONS PARTNER’ OF THE FOOD & BEVERAGE INDUSTRY, POWERED BY OUR DIGITAL FOCUS 2016 – 2021 IoT Development (iOPS®) ‘Smart’ connected equipment to drive decision making Complete development for majority of Foodtech product lines & expand functionality of customer experience 2022 – 2025 Complete Digital Solutions Rollout Unlock opportunities in consulting, sustainability & traceability 2025 and beyond Expansion of Digital Services JBT has been on a Journey in Digital and will now Increase Investment to Create a Premium Service Offering 2 58 This Work is Deeply Grounded in Customer-centric Design Journey in DEVELOPMENT PROCESS Identify outcomes that can be delivered digitally Understanding user journeys and customer pain points Development of working prototype Continued improvement of prototype Interviews commenced at customers of JBT in our food and beverage industries In Multiple Regions With Multiple Customer Roles 2 59 “Omni” … Complete Customer Experience …“Blu” “JBT Blue” Pinnacle Life Cycle Support Introducing OmniBlu 2 60 OmniBlu is our promise to be the partner by your side in the digital era… …Enhanced 'Frictionless' way of doing business with JBT …Proactive Maintenance Operations ...Optimized Food Production Operations by JBT Prepare Respond Optimize Rapid response & commitment of delivery of critical parts Experienced service supportCustomer training Proactive Maintenance, Diagnostics, Inspections Cutting edge digital tools and AI- driven insights Feedback to operations to maximize production OmniBlu… TANGIBLE CUSTOMER BENEFITS

Identified Five use Cases that, Coupled with Existing Solutions, will Create one Holistic Offering to Drive Customer Value

RELEVANT USE CASES IN FOCUS

1 FRICTIONLESS PARTS & SERVICE

Orchestrate a frictionless and data-driven system to optimize remote diagnostics, service scheduling and parts ordering/delivery

2 MACHINE PERFORMANCE

Monitor real-time machine data to anticipate failures & predictive maintenance

Connect machines digitally to each other and automate OEE improvements

3 MACHINE VISION

Use machine vision algorithms for immediate issue detection to improve yield, food safety, and quality

4 MAINTENANCE MANAGEMENT

Provide a comprehensive one-stop view for Maintenance Managers to understand and plan events, powered by Machine Learning

5 BYPRODUCTS & SUSTAINABILITY

Manage and/or reuse utilities, waste, and process byproducts (especially oil) with digital tools to improve plant sustainability

OMNIBLU TAKES A MULTIPRONGED APPROACH TO DELIVER VALUE TO THE CUSTOMER

JBT 61 | ELEVATE 2.0

Frictionless Parts & Service

1 FRICTIONLESS PARTS & SERVICE

Orchestrate a frictionless and data-driven system to optimize remote diagnostics, service scheduling & parts ordering / delivery system failure
Parts have been ordered and shipped.
JBT

Description

- Digital diagrams of machines and parts
- Automatically schedule service and ship parts to preempt predicted failures
- Self-service visibility into order tracking and part lead times

Customer Value Proposition

- Downtime reduced by 24/7 virtual access to technician support
- Downtime reduced by getting customers service and parts in advance of failures

JBT 62 | ELEVATE 2.0

Machine Performance

2 MACHINE PERFORMANCE

Monitor machine performance to prevent failures. Connect machines digitally to each other to inform and automate OEE improvements


JBT
JBT

Description

- Smart alerts automatically notify users of issues, anticipate failures and enable quick resolution through suggested actions
- All machines within full line are connected via sensors which identify bottlenecks, and JBT machines respond automatically to upstream/downstream changes

Customer Value Proposition

- Substantial improvements to yield from continuous monitoring of entire line
- Decrease in downtime of machines due to maintenance monitoring

JBT 63 | ELEVATE 2.0

Machine Vision

3 MACHINE VISION

Description

- Integrate vision systems in more places along line to:
  - Compute throughput actuals and trends
  - Identify foreign material sooner
- Provide supervisors with real-time alerts concerning yield, food safety, and quality

Customer Value Proposition

- Improved yield and safety by enabling real-time intervention of issues
- Reduced product throwaway from more precisely identified outbreak locations

Use machine vision algorithms for immediate issue detection to improve yield, food safety, and quality


Object detected on line 3 at after the oven.
Inspect oven belt.
Currently, 600lb of product at risk.

JBT 64 | ELEVATE 2.0

4 MAINTENANCE MANAGEMENT

Maintenance Management

Description

- Aggregate sensor data into easy-to-read machine health dashboards
- Recommend preventative and predictive maintenance services based on usage

Customer Value Proposition

- Downtime reduced by proper care of machine based on actual usage
- Catastrophic failures reduced by prediction and planning

Monitor real-time machine data to anticipate failures and enable predictive maintenance



JBT 65 | ELEVATE 2.0

5 BYPRODUCTS & SUSTAINABILITY

Byproducts and Sustainability

Utilize digital analytics to diligently monitor and reduce waste


Oil storage full
JBT will visit in 12 hours to pick up your oil. You will be paid $1,000.
OIL

Description

- Identify process outputs / byproducts for sale to create new revenue streams
- Develop reduction recommendations to reduce / reuse scare resources like:
  - Water
  - Electricity
  - Oil

Customer Value Proposition

- Reduce environmental footprint by more sustainably running plant
- Lower production costs via more efficient resource usage (water, electricity, oil, etc.)

JBT 66 | ELEVATE 2.0

RECENT CASE STUDY

Example Customer Value Creation

Our offering addresses what matters most to the customer...

>1,300 annual hours productivity gained

$500K OpEx reduction

$1.5M Sales growth

Frictionless Parts & Service

- Digital Catalog
- Diagram-Driven for Replacement
- Parts and Maintenance Manager
- Enhanced Search
- Order Generation

Machine Performance

- KPI Monitoring
- Alerts
- Virtual Maintenance Manager
- Machine Connectivity via Gateways
- Virtual Maintenance Manager

JBT 67 | ELEVATE 2.0

Commercial & Operational Investment to Support OmniBlu

COMMERCIAL PROCESS

- Commercial offering design
- Lead generation
- Marketing/clear messaging

SUPPLY CHAIN

- Inventory management
- Supply chain process design
- Service optimization

TALENT

- Service organization
- Engineering
- Data science
- Software development

TECHNOLOGY

- Modern cloud architecture
- Security first focus and certification
- Machine learning/AI
- Intuitive user experience

JBT 68 | ELEVATE 2.0

JBT's Monetization Opportunity | The Aftermarket Business
Transformation will Deliver Large Recurring Revenue Increase Across FoodTech



Lifetime Aftermarket Value
Higher than initial sale
1x
2 – 4x
Initial equipment revenue
Lifetime aftermarket revenue



Aftermarket Share Capture
Potential higher than today
20 – 40%
Current aftermarket capture
50%+
Target aftermarket capture

69 | ELEVATE 2.0

OmniBlu's Differentiated Approach will Drive Revenue Returns

CUSTOMER-CENTRIC FOCUS → INVEST CAPITAL

AFTERMARKET
Solutions to monitor & improve equipment maintenance & uptime

EQUIPMENT
Solutions to improve machine value proposition

NEW REVENUE STREAMS
Solutions to offer related or adjacent services (e.g., software license)

Projected JBT Outcomes

Incremental Total FoodTech Revenue Growth of 1 – 2% CAGR through 2025

ROIC of 20%+ by 2025

70 | ELEVATE 2.0



Investor Day
March 2022

David C. Burdakin
Executive Vice President and President, JBT AeroTech

AeroTech: Leading the Way in Airport Infrastructure

Strong End Market Fundamentals	Leading Market Position	Pre-Covid Strong Track Record, Poised to Recover
4 Billion Overall expected traveler numbers in 2024 exceeding pre-COVID-19 levels (1)	**#1 or #2** In key product categories in North America	**~12% CAGR** Revenue growth 2014 to 2019
$25 Billion Additional funding to air transportation under the 2021 Infrastructure Investment and Jobs Act (2)	**~90%** Commercial airports in North America rely on AeroTech equipment & services	**~460 bps** Adj. EBITDA (3) margin expansion 2014 to 2019

(1) IATA March 2022.
(2) Federal Aviation Administration.
(3) Non-GAAP figure. Please see appendix for reconciliations.

72 | ELEVATE 2.0

2 73 $350 $383 $423 $463 $558 $616 $493 $468 ~$600 $0 $100 $200 $300 $400 $500 $600 $700 2014 2015 2016 2017 2018 2019 2020 2021 2023 +13% (1) AeroTech: A Strong History and Vibrant Future 2014 – 2019 TRANSFORMING THE BUSINESS GLOBAL PANDEMIC RECOVERY % YoY Revenue Growth % Adj. EBITDA (2) Margin 9.4% 9.5% 20.5% 10.4% (20.0%) (5.1%) 9.1% 10.5% 11.5% 12.1% 13.7% 12.2% >13%7.9% 10.4% 11.2% Note: Figures as reported including AMSS beginning in June 2017 and LEKTRO beginning in Feb 2019. 2018 figures include favorable impact of ASC 606 revenue recognition accounting change of approximately $13 million in sales and $4 million in adjusted EBITDA. (1) Represents 2021 to 2023 compound annual growth rate (CAGR). (2) Non-GAAP figure. Please see appendix for reconciliations. 2 74 AeroTech is the Most Comprehensive Platform Serving the Airport Infrastructure Market Key Products & Services (1) Figures represent illustrative pre-COVID business and end market mix. Fixed Mobile Airport Services Airports Commercial Airlines Ground Handlers Cargo Defense Pre-Covid Revenue by Product Line (1) Pre-Covid Revenue by End Market (1) Mobile Ground Support Equipment Fixed Gate & Ramp Equipment Baggage Handling System & Facility Maintenance Services 2 75 Recovery Underway MARKET & COMMERCIAL DRIVERS AIR TRAFFIC DEMAND RECOVERING STRONG GROWTH IN THE AIR CARGO MARKET AIRCRAFT FLEETS CONTINUE TO EXPAND AIRPORT INFRASTRUCTURE INVESTMENT 4B Overall expected traveler numbers in 2024 (1) 39,020 Required new planes from 2021 to 2040 (3) $25B Additional funding to air transportation under the 2021 Infrastructure Investment and Jobs Act (4) ~19% Global air cargo demand volume in 2021 (2) (1) IATA March 2022. (2) IATA December 2021. (3) Airbus November 2021. (4) Federal Aviation Administration. 2 76 Faster Turns & Improved Productivity Reputation for High Reliability, Low TCO, Ease of Operation & Maintenance Sustainability Strong Demand for Environmentally Friendly Solutions Digital Connectivity Real Time Monitoring & Predictive Analytics Automation Early Stages of Implementation Why Customers Choose JBT

Automation Gaining Momentum

Mobile Ground Support Equipment | Passenger Boarding Bridges

Aircraft protection | Requires less operator skill | Cargo handling productivity | DRIVERS FOR AUTOMATION | Labor shortages and turnover | Faster aircraft turns

AeroTech's Solution



JETDOCK

- "APD" sensor technology assists operators to avoid aircraft damage
- Deicer operator assist "AutoPosition" and boom "AutoPark"
- "AutoDock" for cargo loaders

- Auto-docking solutions improve efficiency and enable remotely controlled bridge docking



JBT 77 | ELEVATE 2.0

Digital Connectivity

Key Highlights

Cloud-based Performance Optimization
- Fleet management
- Gate management
- Predictive maintenance
- Remote monitoring and troubleshooting

Value Proposition
- Higher asset utilization
- Lower fuel consumption
- Faster aircraft turns
- Reduced downtime
- Lower maintenance cost
- Feedback on vehicle and operator performance

iOPS Smarter. Made Simpler.



JBT 78 | ELEVATE 2.0

Sustainability

Growing Trend Toward Electric GSE

Airports are striving to be more environmentally friendly
- Increasing number of "carbon accredited" airports
- Mandating conversion from diesel to electric
- COP21's agreement of 50 carbon neutral airports by 2030

Green initiatives across the public private sector
- Public grants encouraging spend on electrification such as EPA Clean Diesel National Grants and FAA VALE
- Defense sector looking for more fuel-efficient solutions

AeroTech's Expanded Alternative Fuel Offering

Robust history of innovation
- Decades of experience with electric GSE
- Acquired LEKTRO in 2019 to broaden electric GSE offering

Multiple ongoing initiatives
- New electric / hydrogen fuel products
- Deicing operator assist features – reduces glycol use
- Fuel efficient defense products reduce "fuel tail"
- Airport infrastructure solutions – AmpTek, JetDock, iOPS

Alternative Power GSE



Fuel Efficient Defense Products



Electric Infrastructure



JBT 79 | ELEVATE 2.0

Pursuing Attractive Defense Programs

RELEVANT NEW U.S. DoD PROGRAM $2B TAM OVER NEXT 10 YEARS (1)



Combination Air and Power Carts for Fighter Aircraft



Cargo Loaders – Electrification for Cargo Aircraft and Tankers



Combination Air, Power, and Hydraulic Carts for Helicopters



Electric Tow Tractors for all types of Aircraft



High Pressure Conditioned Air Carts for Fighter Aircraft



Low Pressure Conditioned Air Carts for Cargo and Specialty Aircraft

(1) Company estimates of revenue value of new programs being awarded in 2023 – 2026.

JBT 80 | ELEVATE 2.0

AeroTech is Poised for Growth

Growth Levers

- Strong market tailwinds
- Accelerate new product development
- International expansion
- Grow defense sales
- Increase base of recurring revenue
- Margin enhancement



2025 Financial Targets

Revenue CAGR
8 – 10%

Adj. EBITDA Margin
14%+

81 | ELEVATE 2.0

Investor Day
March 2022



Matt Meister

Executive Vice President
and Chief Financial Officer

Key Strategic Highlights

1. Built a solid foundation with demonstrated record of nearly double-digit revenue growth and margin expansion
2. 2022 is expected to experience strong demand with a challenging operating environment
3. Elevate 2.0 accelerates investment in digital platform & contributes to above market annual growth rates
4. Strong free cash flow and disciplined capital deployment to expand core capabilities and deliver double-digit returns

Exploring a Pure Play FoodTech Strategy

83 | ELEVATE 2.0

Demonstrated Resiliency and Commitment to Profitable Growth Through the Cycle

Total JBT Revenue ($ billions)



$1.0
$1.1
$1.4
$1.6
$1.9 (1)
$1.9
$1.7
$1.9
$2.1+
2014
2015
2016
2017
2018
2019
2020
2021
2022E

	2014	2015	2016	2017	2018	2019	2020	2021	2022E
Sales CAGR		12.5%	17.1%	18.4%	18.2%	14.6%	9.8%	9.6%	
Adj. EBITDA (2) Margin %	10.2%	10.4%	11.2%	12.4%	13.2%	15.0%	15.0%	13.5%	

Summary Financial Performance 2014 – 2022E

Double revenue from $1B to >$2B

- FoodTech ➞ 12.0% CAGR
- AeroTech ➞ 5.8% total CAGR
  12.0% pre-pandemic (2019) CAGR

Adj. EBITDA (2) margin improvement >300 bps

- FoodTech ➞ >350 bps, ~19% in 2022
- AeroTech ➞ ~460 bps improvement pre-pandemic, with recovery underway
- Corporate investment in digital $14 – $15M in 2022

Note: Figures may have immaterial differences due to rounding.
(1) 2018 revenue was positively impacted by the adoption of ASC 606 revenue recognition policy, impacting revenue by approximately $127 million and adjusted EBITDA by approximately $28 million.
(2) Non-GAAP figure. Please see appendix for reconciliations.

84 | ELEVATE 2.0

Keys to Success for 2022

DELIVER 15%+ TOTAL REVENUE GROWTH

- FoodTech 12 – 15% organic plus 3% from acquisitions
- AeroTech 15 – 20% organic
- 75 – 80% visibility to achieve revenue target
  - Record backlog of ~$1B
  - Continued growth of recurring revenue

MARGIN IMPROVEMENT SEQUENTIALLY THROUGH THE YEAR DRIVEN BY

- Realizing price actions taken in back half of 2021 and early 2022 to close gap on price/cost
- Mitigating productivity issues from supply and labor availability issues
  - Proactively ordering ahead to improve supply
  - Increasing safety stock and order quantities
  - Working with outsource vendors and recruiting firms to increase available manufacturing hours

85 | ELEVATE 2.0

FoodTech: **JBT's Growth Engine**



Revenue ($ million)
$635
$725
$928
$1,172
$1,361 (1)
$1,329
$1,235
$1,400
2014
2015
2016
2017
2018
2019
2020
2021

	2014	2015	2016	2017	2018	2019	2020	2021
Revenue CAGR		14.2%	20.9%	22.7%	21.0%	15.9%	11.7%	12.0%
Adj. EBITDA (2) Margin %	15.0%	15.3%	15.9%	16.3%	16.6%	19.3%	19.1%	18.4%

A Growth Story

- Resilient organic growth engine through cycle…
- …driving large global installed base of equipment
- …followed by an attractive mix of profitable recurring revenue...
- …further enhanced by 18 M&A deals since 2014 with runway for further consolidation.

Note: Figures may have immaterial differences due to rounding.
(1) 2018 revenue was positively impacted by the adoption of ASC 606 revenue recognition policy, impacting revenue by approximately $114 million and adjusted EBITDA by approximately $24 million.
(2) Non-GAAP figure. Please see appendix for reconciliations.

86 | ELEVATE 2.0

Expansive FoodTech Growth Opportunities

Organic

- Broad participation in markets with strong secular growth
- Automation trends
- Innovative new products
- Solutions to support sustainability

Digital

- Digitally enabled, customer-centric solutions
- Lifecycle support
- Enhanced recurring revenue

M&A

- Highly fragmented food and beverage market
- Ample white space to deliver full-line solutions
- Integration with JBT global sales, service & digital platform

87 | ELEVATE 2.0

FoodTech Expected to Provide Meaningful Growth



FoodTech Revenue ($ billion except CAGR)
$1.4
6 – 7%
1 – 2%
~$1.9
7 – 9%
~$2.5
2021
Core Growth
Digital
2025 Organic
M&A
2025 with M&A

FoodTech organic revenue growth CAGR of 7 – 9%
- Includes robust 2022 organic growth of 12 – 15%
- Volume growth exceeds market growth driven by innovative new product introductions & digital capabilities
- Benefits from Digital Investment beginning in 2023

FoodTech M&A provides meaningful growth opportunities
- Targeting to deploy $1 – $1.5B of capital through 2025
- Potential to add $500 – $750M of incremental revenue



FoodTech Segment Adj. EBITDA Margin
18.4%
~25 bps
200 – 275 bps
~50 bps
21%+
$100 - $150M EBITDA
~21%
2021
Price/ Cost
Productivity
Digital
2025 Organic
M&A
2025 with M&A

FoodTech 2025 segment adj. EBITDA margin of 21%+
- Pricing slightly more than offsets input cost inflation
- Productivity and continuous improvement drive margin expansion
- Digital strategy increases recurring revenue mix adding ~50 basis points of improvement
- Total margin opportunity of 250 – 350 bps
- Excludes corporate related expenses

M&A strategy
- Deploying capital to FoodTech focused M&A adds quality margins in the core food & beverage space

88 | ELEVATE 2.0

Robust Free Cash Flow Generation to Support Strategic Growth

2014 – 2021 Cumulative FCF (1) Conversion ($ millions)


Low Capex Intensity
$1,107
$922
$698
132% FCF Conversion
Operating Cash Flow
Free Cash Flow
Net Income

2022 & Beyond

Free Cash Flow Conversion >100%
- 2022 is an investment year with digital investment and mid-teens revenue growth
- Beyond 2022, will exceed 100% as investment normalizes

FoodTech
- Target free cash flow conversion >110%
- Lower working capital intensity ~10% of sales

AeroTech
- Target free cash flow conversion >90%
- Working capital ~25% of sales

Low capital expenditure investment
- 2022 includes ~$45M of digital investment
- Expect ongoing investment to revert back to 2.5 – 3.0% of revenue

Note: Figures may have immaterial differences due to rounding.
(1) Non-GAAP figure. Please see appendix for reconciliations.

JBT 89 | ELEVATE 2.0

Disciplined Capital Allocation Strategy Supports Growth

Capital Deployment Priorities

- Return generating capital expenditures
- Strategic M&A
- Target leverage of 2.0 – 3.0x
- Return capital to shareholders

Sources & Uses of Capital (2022 – 2025)


~$1.3B
Bank facility
$1.0 – $1.2B
Operating cash flow
$2.3 – $2.5B of available capital
~$1.5B
Available cash to pursue strategic M&A
$75 – $100M
Dividends & share buybacks
$200 – $300M
Capex

ROIC
- Targeting ROIC of 15%+ excluding M&A
- M&A criteria: double-digit cash ROIC by year three for "bolt-on" & years four/five for larger deals
- Executive compensation currently aligned with ROIC

BALANCE SHEET STRENGTH
- Consistent free cash flow generation
- Target leverage ratio of 2.0 – 3.0x
- Willingness to expand beyond target leverage for larger deals with clear path to de-lever to target range; mindful of rate/risk environment

JBT 90 | ELEVATE 2.0

Financial Framework Through 2025

REVENUE CAGR (1)
7 – 9%

FoodTech (1)
7 – 9%

AeroTech
8 – 10%

2025 ADJ. EBITDA MARGIN (1)
17%+

FoodTech (1)
21%+

AeroTech
14%+

Corporate expense ~2.3% of sales

FCF CONVERSION
>100%

Free cash flow conversion to net income

Disciplined working capital management

Low CAPEX intensity

M&A FOCUS

Demonstrated success & capacity to succeed

Disciplined approach for food consolidation

ROIC
15%+

Targeting 15%+ excluding M&A in 2025

Executive compensation currently tied to ROIC

M&A target of double-digit cash ROIC in year three and year four/five for larger deals

(1) Excludes any impact from potential M&A activity.

JBT 91 | ELEVATE 2.0

Key Takeaways for Today



1. JBT to explore a pure play FoodTech strategy
2. Broad participation across attractive and resilient food & beverage markets
3. Compelling macro trends support growth
4. Innovative and market leading technologies and application knowledge
5. Elevate 2.0 is a compelling strategy enabled by digital transformation
6. Growth company with demonstrated track record of high value capital deployment
7. Strong balance sheet and cash flow to support growth targets

JBT 92 | ELEVATE 2.0

Appendix

Non-GAAP Reconciliations

Non-GAAP financial measures are provided to enhance investors' overall understanding of our financial performance by eliminating effects of certain items that are not comparable from one period to the next. In addition, this information is used by management as a basis for evaluating performance and for the planning and forecasting of future periods. This information is not intended to be a substitute for, nor should it be considered in isolation of, financial measures prepared in accordance with U.S. GAAP.

Reconciliation of Net Income to Adjusted EBITDA

(In millions)	JBT Consolidated							
	2021	2020	2019	2018	2017	2016	2015	2014
Net income	$ 118.4	$ 108.8	$ 129.0	$ 104.1	$ 80.5	$ 67.6	$ 55.9	$ 30.8
Loss from discontinued operations, net of taxes	-	-	0.3	0.3	1.6	0.4	0.1	-
Income from continuing operations as reported	118.4	108.8	129.3	104.4	82.1	68.0	56.0	30.8
Income tax provision	34.3	36.7	37.6	24.6	50.1	26.0	26.2	13.9
Interest expense, net	8.7	13.9	18.8	13.9	13.6	9.4	6.8	6.0
Depreciation and amortization	76.8	71.8	65.6	57.7	51.7	38.5	29.6	25.3
EBITDA	238.2	231.2	251.3	200.6	197.5	141.9	118.6	76.0
Restructuring related costs								
Restructuring expense	5.6	12.1	13.5	47.0	1.7	12.3	-	14.5
Inventory impairment due to restructuring	0.2	1.9	-	-	-	-	-	-
Pension (income) expense, other than service cost[1]	(1.3)	3.7	2.5	0.9	(2.0)	(2.3)	(2.9)	0.8
M&A related cost[2]	9.2	5.8	24.7	4.8	5.1	-	-	-
Management succession costs[3]	-	4.8	-	-	-	-	-	6.4
Strategy and pricing consulting	-	-	-	-	-	-	-	2.4
Adjusted EBITDA	$ 251.9	$ 259.5	$ 292.0	$ 253.3	$ 202.3	$ 151.9	$ 115.7	$ 100.1
Total Revenue	$ 1,868.3	$ 1,727.8	$ 1,945.7	$ 1,919.7	$ 1,635.1	$ 1,350.5	$ 1,107.3	$ 984.2
Adjusted EBITDA Margin %	13.5%	15.0%	15.0%	13.2%	12.4%	11.2%	10.4%	10.2%

[1] In 2019, we changed our presentation of non-GAAP measures to exclude pension (income) expense, other than service cost and as a result Adjusted EBITDA for the comparative years of 2018 and 2017 were also presented to exclude these costs within the December 31, 2019, 10-K filing. For purposes of comparability, we have excluded pension (income) expense, other than service cost from Adjusted EBITDA for the years 2014 - 2016 presented above.

[2] M&A related costs include integration costs, amortization of inventory step-up from business combinations, earn out adjustments to fair value, advisory and transaction costs for both potential and completed M&A transactions and strategy. In 2019, we changed our presentation of non-GAAP measures to exclude M&A related costs and as a result Adjusted operating profit and Adjusted EBITA for the comparative years of 2018 and 2017 were also presented to exclude M&A related costs. However, Adjusted operating profit and Adjusted EBITA for the years 2016 and prior continue to include M&A related costs.

[3] In 2020, we adjusted certain of our non-GAAP financial measures for management succession costs relating to severance paid to our former CEO, net of the reversal of stock-based compensation expense for forfeited equity awards and costs related to filling executive positions.

94 | ELEVATE 2.0

Reconciliation of Segment Operating Profit to Adjusted EBITDA

(In millions)	JBT FoodTech							
	2021	2020	2019	2018	2017	2016	2015	2014
Operating profit	$ 187.0	$ 170.6	$ 184.7	$ 169.5	$ 139.1	$ 113.2	$ 85.4	$ 72.7
Restructuring related costs								
Inventory impairment due to restructuring	0.2	-	-	-	-	-	-	-
M&A related cost[1]	1.6	1.6	13.9	4.2	4.9	-	-	-
Adjusted operating profit	188.8	172.2	198.6	173.7	144.0	113.2	85.4	72.7
Depreciation and amortization	69.0	63.6	58.2	51.7	46.8	34.6	25.5	22.2
Adjusted EBITDA	$ 257.8	$ 235.8	$ 256.8	$ 225.4	$ 190.8	$ 147.8	$ 110.9	$ 94.9
Total Revenue	$ 1,400.4	$ 1,234.5	$ 1,329.4	$ 1,361.4	$ 1,171.9	$ 928.0	$ 725.1	$ 634.7
Adjusted EBITDA Margin %	18.4%	19.1%	19.3%	16.6%	16.3%	15.9%	15.3%	15.0%

(In millions)	JBT AeroTech							
	2021	2020	2019	2018	2017	2016	2015	2014
Operating profit	$ 32.6	$ 52.9	$ 78.9	$ 64.1	$ 50.7	$ 45.1	$ 38.2	$ 30.0
Restructuring related costs								
Inventory impairment due to restructuring	-	1.9	-	-	-	-	-	-
M&A related cost[1]	-	-	0.9	0.6	0.2	-	-	-
Adjusted operating profit	32.6	54.8	79.8	64.7	50.9	45.1	38.2	30.0
Depreciation and amortization	4.5	5.5	4.7	2.9	2.5	2.2	2.0	1.8
Adjusted EBITDA	$ 37.1	$ 60.3	$ 84.5	$ 67.6	$ 53.4	$ 47.3	$ 40.2	$ 31.8
Total Revenue	$ 467.5	$ 493.3	$ 615.9	$ 558.1	$ 463.0	$ 422.5	$ 383.1	$ 350.2
Adjusted EBITDA Margin %	7.9%	12.2%	13.7%	12.1%	11.5%	11.2%	10.5%	9.1%

[1] M&A related costs include integration costs, amortization of inventory step-up from business combinations, earn out adjustments to fair value, advisory and transaction costs for both potential and completed M&A transactions and strategy. In 2019, we changed our presentation of non-GAAP measures to exclude M&A related costs and as a result Adjusted operating profit and Adjusted EBITA for the comparative years of 2018 and 2017 were also presented to exclude M&A related costs. However, Adjusted operating profit and Adjusted EBITA for the years 2016 and prior continue to include M&A related costs

95 | ELEVATE 2.0

Reconciliation of Cash Provided by Continuing Operating Activities to Free Cash Flow

(In millions)	JBT Consolidated								
	2021	2020	2019	2018	2017	2016	2015	2014	Cumulative 2014 - 2021
Cash provided by continuing operating activities	$ 225.7	$ 252.0	$ 110.6	$ 154.6	$ 106.3	$ 67.9	$ 112.2	$ 78.0	$ 1,107.3
Less: capital expenditures	54.1	34.3	37.9	39.8	37.9	37.1	37.7	36.7	315.5
Plus: proceeds from sale of fixed assets	5.7	1.5	2.1	2.9	2.2	2.3	3.5	1.4	21.6
Plus: pension contributions	13.1	12.5	8.0	19.5	11.2	10.5	14.3	19.9	109.0
Free cash flow (FCF)	$ 190.4	$ 231.7	$ 82.8	$ 137.2	$ 81.8	$ 43.6	$ 92.3	$ 62.6	$ 922.4
Income from continuing operations	$ 118.4	$ 108.8	$ 129.3	$ 104.4	$ 82.1	$ 68.0	$ 56.0	$ 30.8	$ 697.8
Free cash flow conversion	161%	213%	64%	131%	100%	64%	165%	203%	132%

96 | ELEVATE 2.0